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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2005


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                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Delaware                        0-22818               22-3240619
(State or other jurisdiction             (Commission         (I.R.S. Employer
      of incorporation)                  File Number)       Identification No.)

                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     On March 7, 2005, The Hain Celestial Group, Inc. (the "Company") entered into an Amendment and Waiver (the "Amendment"), dated as of March 7, 2005, to its Amended and Restated Credit Agreement (the "Credit Agreement") dated as of April 22, 2004 by and among the Company, the lenders which from time to time are parties thereto, Fleet National Bank, a Bank of America company, as Administrative Agent (the "Administrative Agent), SunTrust Bank and KeyBank National Association, as Co-Syndication Agents and HSBC Bank USA, National Association and First Pioneer Farm Credit, ACA, as Co-Documentation Agents. The Amendment amends the definition of Consolidated EBITDA as it relates to certain acquisitions by the Company and provides a waiver to permit certain lenders to each transfer less than $5 million of their commitment under the Credit Agreement to North Fork Bank.

     The Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:


      Exhibit No.      Description
      -----------      -----------

          10.1 Amendment and Waiver, dated as of March 7, 2005, to Amended and Restated Credit Agreement dated as of April 22, 2004 by and among the Company, the lenders which from time to time are parties thereto, Fleet National Bank, a Bank of America company, as Administrative Agent (the "Administrative Agent), SunTrust Bank and KeyBank National Association, as Co-Syndication Agents and HSBC Bank USA, National Association and First Pioneer Farm Credit, ACA, as Co-Documentation Agents.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 11, 2005

                                    THE HAIN CELESTIAL GROUP, INC.
                                        (Registrant)


                                    By:   /s/ Ira J. Lamel
                                          ------------------------------------
                                          Name:   Ira J. Lamel
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

                                                                    Exhibit 10.1


     AMENDMENT AND WAIVER, dated as of March 7, 2005 (this "Amendment and Waiver"), to the Amended and Restated Credit Agreement dated as of April 22, 2004 (as the same has been and may be further amended, restated, modified or otherwise supplemented, from time to time, the "Credit Agreement") by and among THE HAIN CELESTIAL GROUP, INC., a Delaware corporation (the "Company"), the LENDERS which from time to time are parties to the Credit Agreement, FLEET NATIONAL BANK, a Bank of America company, as Administrative Agent (the "Administrative Agent), SUNTRUST BANK, and KEYBANK NATIONAL ASSOCIATION, as Co-Syndication Agents and HSBC BANK USA, NATIONAL ASSOCIATION and FIRST PIONEER FARM CREDIT, ACA, as Co-Documentation Agents.

                                    RECITALS

     WHEREAS, the Company has requested and the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions of this Amendment and Waiver, to amend and waive certain provisions of the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

     1. Waiver. The Administrative Agent and the Required Lenders hereby waive compliance with the provisions of Section 10.05(c) in order to permit the following Lenders to transfer less than $5,000,000 of their Revolving Credit Commitments to North Fork Bank: (i) SunTrust Bank, (ii) HSBC Bank USA, National Association, (iii) KeyBank National Association, (iv) First Pioneer Farm Credit, ACA, (v) COBANK, ACB and (vi) The Bank of New York.

     2. Amendment. The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended to add the following phrase immediately following the end of the first sentence thereof:

     "Notwithstanding anything herein to the contrary, for purposes of (i) determining whether an acquisition shall be an Acceptable Acquisition, (ii) determining compliance with the financial covenants set forth herein and
     (iii) the calculation in the definitions of "Interest Rate Margin," "Standby LC Margin" and "Unused Fee Rate", in each case, for any date of calculation on or after December 31, 2004: if the Company or any of its Subsidiaries shall have previously consummated any Acceptable Acquisition(s), Consolidated EBITDA shall include the EBITDA of any entities previously acquired in any Acceptable Acquisition, which EBITDA shall be calculated as the sum of (a) for the period after the consummation of each such previous Acceptable Acquisition, the actual EBITDA of such previously-acquired entities plus (b) for the period prior to the consummation of each such previous Acceptable Acquisition, the product of
     (x) the EBITDA of such previously-acquired entity, as provided in the report pursuant to Section 7.06(A)(1)(b)(1) or Section 7.06(A)(2)(i) hereof, as applicable, times (y) a fraction, the numerator of which is 360 minus the number of days between the date of determination of Consolidated EBITDA and the date of consummation of such previous Acceptable Acquisition and the


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     denominator of which is 360 (provided that if such calculation would result in the numerator being a negative number, the numerator shall be zero)."

     3. Conforming Amendments. The Credit Agreement, the other Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended and supplemented hereby to the extent necessary, if any, to give effect to the provisions of this Amendment and Waiver, and each Lender is authorized to annex a copy of this Amendment and Waiver to its respective Revolving Credit Note, if any. Except as so amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.

     4. Representations and Warranties. The Company hereby represents and warrants to the Lenders and the Administrative Agent as follows:

     (a) After giving effect to this Amendment and Waiver (i) each of the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date of this Amendment and Waiver except to the extent such representations or warranties relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date, and (ii) no Default or Event of Default has occurred and is continuing, or shall result therefrom, as of the date hereof.

     (b) The Company has the power to execute, deliver and perform this Amendment and Waiver and each of the other agreements, instruments and documents to be executed by it in connection with this Amendment and Waiver. No registration with or consent or approval of, or other action by, any Governmental Authority is required in connection with the execution, delivery and performance of this Amendment and Waiver and the other agreements, instruments and documents executed in connection with this Amendment and Waiver by the Company, other than registrations, consents and approvals received prior to the date hereof and disclosed to the Lenders and which are in full force and effect.

     (c) The execution, delivery and performance by the Company of this Amendment and Waiver and each of the other agreements, instruments, and documents to be executed by it in connection with this Amendment and Waiver, and the execution and delivery by each of the Guarantors of the Consent to this Amendment and Waiver, (i) have been duly authorized by all requisite corporate action, (ii) will not violate (A) any provision of law applicable to the Company or any Guarantor, any rule or regulation of any Governmental Authority applicable to the Company or any Guarantor or (B) the certificate of incorporation, by-laws, or other organizational documents, as applicable, of the Company or of any Guarantor or (C) any order of any court or other Governmental Authority binding on the Company or any Guarantor or any indenture, agreement or other instrument to which the Company or any Guarantor is a party, or by which the Company or any Guarantor or any of their respective properties is bound, and
(iii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under, any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien, of any nature whatsoever upon any of the property or assets of the Company or any Guarantor other than as contemplated by the Credit Agreement, except for any such violation, conflict, breach or default or Lien provided in clauses (ii)(A),
(ii)(B) or (ii)(C) which could not, individually, or in the aggregate, reasonably be expected to have a Material Adverse Effect.



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     (d) This Amendment and Waiver and each of the other agreements, instruments and documents executed in connection with this Amendment and Waiver to which the Company or the Guarantors are a party have been duly executed and delivered by the Company and each Guarantor, as the case may be, and constitutes a legal, valid and binding obligation of the Company and each Guarantor, as the case may be, enforceable in accordance with its terms, except to the extent that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.

     5. Miscellaneous.

     Capitalized terms used herein and not otherwise defined herein shall have the same meanings as defined in the Credit Agreement.

     Except as expressly amended and waived hereby, the Credit Agreement shall remain in full force and effect in accordance with the original terms thereof.

     The amendment and waiver herein contained are limited specifically to the matters set forth above and do not constitute directly or by implication an amendment or a waiver of any other provision of the Credit Agreement or a waiver of any Default or Event of Default which may occur or may have occurred.

     This Amendment and Waiver may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. This Amendment and Waiver shall become effective as of the date hereof, upon receipt by the Administrative Agent of (a) this Amendment and Waiver, duly executed by the Company and the Guarantors and
(b) the consent of the Required Lenders Lender to the amendment and waiver described herein.

     THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                      [the next page is the signature page]



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     IN WITNESS WHEREOF, the Company and the Administrative Agent, as authorized on behalf of the Required Lenders, have signed and delivered this Amendment and Waiver as of the date first written above.

                                 THE HAIN CELESTIAL GROUP, INC.


                                 By:  /s/ Ira J. Lamel
                                      ----------------------------------------
                                 Name:  Ira J. Lamel
                                        Title: Executive Vice president
                                               and Chief Financial Officer

                                 FLEET NATIONAL BANK, a Bank of
                                 America Company,
                                 as Administrative Agent


                                 By:  /s/ Jeffrey B. Carstens
                                      ----------------------------------------
                                 Name:  Jeffrey B. Carstens
                                 Title:  Senior Vice President


                                     CONSENT

     Each of the undersigned, not parties to the Credit Agreement but each a Guarantor under their respective Guaranty hereby consents to and acknowledges the terms of the Amendment and Waiver to which this consent is attached and confirms that its Guaranty is in full force and effect and reaffirms its continuing liability under its Guaranty in respect of the Credit Agreement as amended hereby and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such Guarantor).

                                   CELESTIAL SEASONINGS, INC.
                                   ACIRCA, INC.
                                   ARROWHEAD MILLS, INC.
                                   KINERET FOODS CORPORATION
                                   WESTBRAE NATURAL, INC.
                                   HAIN PURE FOOD CO., INC.
                                   NATURAL NUTRITION GROUP, INC.
                                   LITTLE BEAR ORGANIC FOODS, INC.
                                   HEALTH VALLEY COMPANY
                                   AMI OPERATING, INC. .
                                   DANA ALEXANDER, INC.
                                   HAIN-YVES, INC.
                                   WESTBRAE NATURAL FOODS, INC.
                                   DEBOLES NUTRITIONAL FOODS, INC.,


                                   By:  /s/ Ira J. Lamel
                                        -----------------------------------
                                   Name:  Ira J. Lamel
                                          Title: Executive Vice president
                                                 and Chief Financial Officer




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